EXHIBIT 23(n)

                                                            Amended May 18, 2006

          AMENDED RULE 18f-3 PLAN ADOPTED WITH RESPECT TO THE MULTIPLE
               CLASS DISTRIBUTION SYSTEM OF TOUCHSTONE SECURITIES

      Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (the "Trusts") have each adopted this Plan pursuant to Rule 18f-3 promulgated under the Investment Company Act of 1940 (the "1940 Act"). The individual series of the Trusts that are not money market funds are referred to collectively, in whole or in part, as the context requires, as the "Funds." The individual series of the Trusts that are money market funds are referred to collectively, in whole or in part, as the context requires, as the "Money Market Funds." The individual series of the Touchstone Variable Series Trusts that are funds that invest in exchange traded funds are referred to collectively, in whole or in part, as the context requires, as the "ETF Funds." The Funds, the Money Market Funds and the ETF Funds are referred to collectively, in whole or in part, as the context requires, as the "Touchstone Funds."

      Each Trust is an open-end management investment company registered under the 1940 Act. Touchstone Securities, Inc. (the "Distributor") acts as principal underwriter for each of the Touchstone Funds.

      This Plan permits the Funds to issue and sell up to four classes of shares, the Money Market Funds to issue and sell up to five classes of shares and the ETF Funds to issue and sell up to two classes of shares for the purpose of establishing a multiple class distribution system (the "Multiple Class Distribution System"). The Plan further permits the Touchstone Funds to assess a contingent deferred sales charge ("CDSC") on certain redemptions of a class of shares and to waive the CDSC in certain instances. These guidelines set forth the conditions pursuant to which the Multiple Class Distribution System will operate and the duties and responsibilities of the Trustees of each Trust with respect to the Multiple Class Distribution System.


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DESCRIPTION OF THE MULTIPLE CLASS DISTRIBUTION SYSTEM

      MULTIPLE CLASS DISTRIBUTION SYSTEM FOR THE FUNDS. The Multiple Class Distribution System enables each Fund to offer investors the option of purchasing shares in one of four manners: (1) subject to a conventional front-end sales load and a distribution fee not to exceed .35% of average net assets (Class A shares); (2) sold without a front-end sales load and subject to a CDSC and a distribution and service fee of up to 1% of average net assets (Class B shares); (3) sold either without a front-end sales load or with a front-end sales load that is smaller than the sales load on Class A shares and subject to a CDSC and a distribution and service fee of up to 1% of average net assets (Class C shares); or (4) sold without a front-end sales load or distribution fee, but offered only through selected intermediaries (including, but not limited to, insurance company separate accounts) and may be subject to fees by the participating intermediary (Class I shares).

      The actual creation and issuance of multiple classes of shares will be made on a Fund-by-Fund basis, and some Funds may not in fact create or issue any new classes of shares or may only create or issue some of the classes of shares described herein.

      The four classes will each represent interests in the same portfolio of investments of such Fund. The four classes will be identical except that (i) the distribution fees payable by a Fund attributable to each class pursuant to the distribution plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act will be higher for Class B shares and Class C shares than for Class A shares; (ii) there are no distribution fees for Class I shares; (iii) each class may bear different Class Expenses (as defined below); (iv) each class will vote separately as a class with respect to a Fund's Rule 12b-1 distribution plan (if adopted); (v) each class may have different exchange privileges; (vi) each class may offer different shareholder services; and (vii) each class may bear a different name or designation.


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      Investors purchasing Class A shares of a Fund will do so at net asset value plus a front-end sales load in the traditional manner. The sales load may be subject to reductions for larger purchases, under a combined purchase privilege, under a right of accumulation or under a letter of intent. The sales load may be subject to certain other reductions permitted by Section 22(d) of the 1940 Act and set forth in the registration statement of each Trust. The public offering price for the Class A shares will be computed in accordance with Rule 22c-1, Section 22(d) and other relevant provisions of the 1940 Act and the rules and regulations thereunder. Each Fund will also pay a distribution fee pursuant to the Fund's Rule 12b-1 distribution plan at an annual rate of up to ..35% of the average daily net asset value of the Class A shares.

      Investors purchasing Class B shares of a Fund will do so at net asset value without a front-end sales load. Each Fund will pay a distribution fee pursuant to the Fund's Rule 12b-1 distribution plan at an annual rate of up to 1% of the average daily net asset value of the Class B shares. In addition, an investor's proceeds from a redemption of Class B shares made within a specified period of time of his purchase generally will be subject to a CDSC imposed by the Distributor. The CDSC will range from 1% to 5% (but may be higher or lower) on shares redeemed during the first year after purchase and will be reduced at a rate of 1% (but may be higher or lower) per year over the CDSC period, so that redemptions of shares held after that period will not be subject to a CDSC. The CDSC will be made subject to the conditions set forth below. The Class B alternative is designed to permit the investor to purchase Class B shares without the assessment of a front-end sales load and at the same time permit the Distributor to pay financial intermediaries selling shares of each Fund a commission on the sale of the Class B shares.


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      Investors purchasing Class C shares of a Fund will do so at net asset value without a front-end sales load or at net asset value plus a front-end sales load which is less than the front-end sales load applicable to Class A shares of such Fund. The sales load on Class C shares, if any, may be subject to reductions for larger purchases, under a combined purchase privilege or under a letter of intent. The public offering price for the Class C shares will be computed in accordance with Rule 22c-1, Section 22(d) and other relevant provisions of the 1940 Act and the rules and regulations thereunder. Each Fund will pay a distribution fee pursuant to the distribution plan at an annual rate of up to 1% of the average daily net asset value of the Class C shares. In addition, an investor's proceeds from a redemption of Class C shares made within a specified period of time of his purchase generally will be subject to a CDSC imposed by the Distributor. The CDSC will range from 1% to 5% (but may be higher or lower) on shares redeemed during the first year after purchase and will be reduced at a rate of 1% (but may be higher or lower) per year over the CDSC period, so that redemptions of shares held after that period will not be subject to a CDSC. The CDSC will be made subject to the conditions set forth below. The Class C alternative is designed to permit the investor to purchase Class C shares without the assessment of a front-end sales load, or with a lower front-end sales load than Class A shares, subject to a CDSC for a shorter period of time than Class B shares, and at the same time permit the Distributor to pay financial intermediaries selling shares of each Fund a commission on the sale of the Class C shares.


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      Investors purchasing Class I shares of a Fund will do so at net asset value without a front-end sales load or CDSC and without a distribution fee. Investors may only purchase Class I shares by enrolling in a program offered by certain broker-dealers or financial institutions that have distribution agreements with the Distributor. Investors purchasing Class I shares may be subject to fees by the participating broker-dealer or financial institution and to higher initial investment requirements than other classes of shares.

      Under the Trusts' distribution plans, the Distributor will not be entitled to any specific percentage of the net asset value of each class of shares of the Funds or other specific amount. As described above, each Fund will pay a distribution fee pursuant to its distribution plan at an annual rate of up to ..35% of the average daily net asset value of such Fund's Class A shares and up to 1% of the average daily net asset value of such Fund's Class B and Class C shares. Under the Trusts' distribution plans, payments will be made for expenses incurred in providing distribution-related services (including, in the case of Class B and Class C shares, commission expenses as described in more detail below). Each Fund will accrue distribution expenses at a rate (but not in excess of the applicable maximum percentage rate), which is reviewed quarterly by each Trust's Board of Trustees. Such rate is intended to provide for accrual of expenses at a rate that will not exceed the unreimbursed amounts actually expended for distribution by a Fund. If at any time the amount accrued by a Fund would exceed the amount of distribution expenses incurred with respect to such Fund during the fiscal year (plus, in the case of Class B and Class C shares, prior unreimbursed commission-related expenses), then the rate of accrual will be adjusted accordingly. In no event will the amount paid by the Funds exceed the unreimbursed expenses previously incurred in providing distribution-related services.


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      Proceeds from the distribution fee and, in the case of Class B and Class C shares, the CDSC, will be used to compensate financial intermediaries with a service fee based upon a percentage of the average daily net asset value of the shares maintained in the Funds by their customers and to defray the expenses of the Distributor with respect to providing distribution related services, including commissions paid on the sale of Class B and Class C shares.

      MULTIPLE CLASS DISTRIBUTION SYSTEM FOR THE MONEY MARKET FUNDS. The Multiple Class Distribution System enables each Money Market Fund to offer investors the option of purchasing shares in one of five manners: (1) subject to a distribution fee not to exceed .35% of average net assets (Class A, Retail or Service shares, collectively "Retail" shares); (2) subject to no distribution fee with a higher minimum initial investment requirement ("Institutional" shares); (3) subject to no distribution fee and not eligible to receive certain services provided by broker-dealers ("Class I" shares); (4) subject to a CDSC and a distribution and service fee of up to 1% of average net assets ("Class B" shares); or (5) through a sweep vehicle and subject to a distribution and service fee of up to 1% of average net assets ("Class S" shares).

      The actual creation and issuance of multiple classes of shares will be made on a fund-by-fund basis, and some Money Market Funds may not in fact create or issue any new class of shares described herein.

      The five classes will each represent interests in the same portfolio of investments of such Money Market Fund. The five classes will be identical except that (i) Retail shares, Class B shares and Class S shares will be subject to distribution fees pursuant to the distribution plans adopted by the Money Market Funds in accordance with Rule 12b-1 under the 1940 Act, (ii) Class B shares may be subject to a CDSC; (iii) each class may bear different Class Expenses (as defined below); (iv) each class has exclusive voting rights with respect to matters affecting only that class; (v) each class may have different exchange privileges; (vi) each class may offer different shareholder services; and (vii) each class may bear a different name or designation.


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      Investors purchasing Retail shares of a Money Market Fund will do so at net asset value. Each Retail share will also pay a distribution fee pursuant to the Money Market Fund's Rule 12b-1 distribution plan at an annual rate of up to ..35% of the average daily net asset value of the Retail shares.

      Investors purchasing Institutional or Class I shares of a Money Market Fund will do so at net asset value. Each Institutional or Class I share will not be subject to any distribution fees.

      Investors purchasing Class B shares of a Money Market Fund will do so at net asset value. Each Class B share will pay a distribution fee pursuant to the Money Market Fund's Rule 12b-1 distribution plan at an annual rate of up to 1% of the average daily net asset value of the Class B shares. Each Class B share may also be subject to a CDSC imposed by the Distributor. The CDSC will range from 1% to 5% (but may be higher or lower) on shares redeemed during the first year after purchase and will be reduced at a rate of 1% (but may be higher or lower) per year over the CDSC period, so that redemptions of shares held after that period will not be subject to a CDSC. The CDSC will be made subject to the conditions set forth below. The Class B alternative is designed to provide Class B investors with a vehicle for holding their investments in a Money Market Fund, and at the same time permit the Distributor to pay financial intermediaries selling shares of each Money Market Fund a commission on the sale of the Class B shares. The period of time an investor's shares are held in Class B shares of a Money Market Fund will count towards the holding period for purposes of determining the CDSC.


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      Investors purchasing Class S shares of a Money Market Fund will do so at net asset value. Each Class S share will pay a distribution fee pursuant to the Money Market Fund's Rule 12b-1 distribution plan at an annual rate of up to 1% of the average daily net asset value of the Class S shares. The Class S alternative is designed to provide Class S investors with a sweep option to invest excess cash in brokerage accounts on a daily basis, and at the same time permit the Distributor to pay financial intermediaries selling shares of each Money Market Fund a commission on the sale of the Class S shares.

      Under the Trusts' distribution plans, the Distributor will not be entitled to any specific percentage of the net asset value of Retail shares, Class B shares or Class S shares or other specific amount. As described above, each Retail share will pay a distribution fee pursuant to its distribution plan at an annual rate of up to .35% of the average daily net assets of such Money Market Fund's Retail shares and each Class B and Class S share will pay a distribution and service fee of up to 1% of the average daily net asset value of such Money Market Fund's Class B or Class S shares. Under the Trusts' distribution plans, payments will be made for expenses incurred in providing distribution-related services (including, in the case of Class B and Class S shares, commission expenses as described in more detail below). Retail shares, Class B shares and Class S shares will accrue distribution expenses at a rate (but not in excess of the applicable maximum percentage rate) that is reviewed quarterly by each Trust's Board of Trustees. Such rate is intended to provide for accrual of expenses at a rate that will not exceed the unreimbursed amounts actually expended for distribution by a Money Market Fund. If at any time the amount accrued by a Money Market Fund would exceed the amount of distribution expenses incurred with respect to such Money Market Fund during the fiscal year (plus, in the case of Class B and Class S shares, prior unreimbursed commission-related expenses), then the rate of accrual will be adjusted accordingly. In no event will the amount paid by the Money Market Funds exceed the unreimbursed expenses previously incurred in providing distribution-related services.


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      Proceeds from the distribution fee will be used to compensate financial intermediaries with a service fee based upon a percentage of the average daily net asset value of the shares maintained in the Money Market Funds by their customers and to defray the expenses of the Distributor with respect to providing distribution related services.

      MULTIPLE CLASS DISTRIBUTION SYSTEM FOR THE ETF FUNDS. The Multiple Class Distribution System enables each ETF Fund to offer investors the option of purchasing shares in one of two manners: (1) subject to a distribution fee not to exceed .35% of average net assets (Class A, Retail or Service shares, collectively "Service" shares); and (2) sold without a front-end sales load or distribution fee, but offered only through selected intermediaries (including, but not limited to, insurance company separate accounts) and may be subject to fees by the participating intermediary (Class I shares).

      The actual creation and issuance of multiple classes of shares will be made on a fund-by-fund basis, and some ETF Funds may not in fact create or issue any new class of shares described herein.

      The two classes will each represent interests in the same portfolio of investments of such ETF Fund. The two classes will be identical except that (i) Service shares will be subject to distribution fees pursuant to the distribution plans adopted by the ETF Funds in accordance with Rule 12b-1 under the 1940 Act,
(ii) each class may bear different Class Expenses (as defined below); (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) each class may offer different shareholder services; and (v) each class may bear a different name or designation.

      Investors purchasing Service shares of an ETF Fund will do so at net asset value. Each Service share will also pay a distribution fee pursuant to the ETF Fund's Rule 12b-1 distribution plan at an annual rate of up to .35% of the average daily net asset value of the Retail shares.


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      Investors purchasing Class I shares of an ETF Fund will do so at net asset value. Each Class I share will not be subject to any distribution fees.

      Under the Trusts' distribution plans, the Distributor will not be entitled to any specific percentage of the net asset value of Service shares. As described above, each Service share will pay a distribution fee pursuant to its distribution plan at an annual rate of up to .35% of the average daily net assets of such ETF Fund's Servcie shares. Under the Trusts' distribution plans, payments will be made for expenses incurred in providing distribution-related services. Service shares will accrue distribution expenses at a rate (but not in excess of the applicable maximum percentage rate) that is reviewed quarterly by each Trust's Board of Trustees. Such rate is intended to provide for accrual of expenses at a rate that will not exceed the unreimbursed amounts actually expended for distribution by a ETF Funds. If at any time the amount accrued by an ETF Fund would exceed the amount of distribution expenses incurred with respect to such ETF Fund during the fiscal year, then the rate of accrual will be adjusted accordingly. In no event will the amount paid by the ETF Fund exceed the unreimbursed expenses previously incurred in providing distribution-related services.

      Proceeds from the distribution fee will be used to compensate financial intermediaries with a service fee based upon a percentage of the average daily net asset value of the shares maintained in the ETF Fund by their customers and to defray the expenses of the Distributor with respect to providing distribution related services.

      GENERAL. All classes of shares of each Touchstone Fund will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except for the differences mentioned above.


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      Under the Multiple Class Distribution System, the Board of Trustees could determine that any of certain expenses attributable to the shares of a particular class of shares will be borne by the class to which they were attributable ("Class Expenses"). Class Expenses are limited to (a) transfer agency fees identified by the Trusts as being attributable to a class of shares;
(b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (c) SEC and Blue Sky registration fees incurred by a class of shares; (d) the expenses of administrative personnel and services as required to support the shareholders of a specific class; (e) litigation or other legal expenses relating to a specific class of shares; (f) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares; (g) accounting fees and expenses relating to a specific class of shares; and (h) additional incremental expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares and approved by the Board of Trustees.

      Under the Multiple Class Distribution System, certain expenses could be attributable to more than one Touchstone Fund ("Touchstone Fund Expenses"). All such Touchstone Fund Expenses would be first allocated among Touchstone Funds, based on the aggregate net assets of such Touchstone Funds, and then borne on such basis by each Touchstone Fund and without regard to class. Expenses that were attributable to a particular Touchstone Fund but not to a particular class thereof ("Series Expenses"), would be borne by each class on the basis of the net assets of such class in relation to the aggregate net assets of the Touchstone Fund. In addition to distribution fees, Class Expenses may be applied to the shares of a particular class. Any additional Class Expenses not specifically identified above in the preceding paragraph that are subsequently identified and determined to be properly applied to one class of shares shall not be so applied until approved by the Board of Trustees.


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      Subject to the approval of the Board of Trustees, certain expenses may be applied differently if their current application becomes no longer appropriate. For example, if a Class Expense is no longer attributable to a specific class, it may be charged to the applicable Touchstone Fund or Touchstone Funds, as appropriate. In addition, if application of all or a portion of a particular expense to a class is determined by the Internal Revenue Service or counsel to the Trusts to result in a preferential dividend for which, pursuant to Section 562(c) of the Internal Revenue Code of 1986, as amended (the "Code"), a Touchstone Fund would not be entitled to a dividends paid deduction, all or a portion of the expense may be treated as a Series Expense or a Touchstone Fund Expense. Similarly, if a Touchstone Fund Expense becomes attributable to a specific Touchstone Fund it may be treated as a Series Expense.

      Because of the varying distribution fees and Class Expenses that may be borne by each class of shares, the net income of (and dividends payable with respect to) each class may be different from the net income of (and dividends payable with respect to) the other classes of shares of a Touchstone Fund. Dividends paid to holders of each class of shares in a Touchstone Fund would, however, be declared and paid on the same days and at the same times and, except as noted with respect to the varying distribution fees and Class Expenses, would be determined and paid in the same manner. To the extent that a Fund has undistributed net income, the net asset value per share of each class of such Fund's shares will vary.


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      Each Touchstone Fund will briefly describe the salient features of the
Multiple Class Distribution System in its prospectus and/or statement of additional information. Each Touchstone Fund will disclose in its prospectus the respective expenses, performance data, distribution arrangements, services, fees, sales loads, deferred sales loads and exchange privileges applicable to each class of shares offered through that prospectus. The shareholder reports of each Touchstone Fund will disclose the respective expenses and performance data applicable to each class of shares. The shareholder reports will contain, in the statement of assets and liabilities and statement of operations, information related to the Touchstone Fund as a whole generally and not on a per class basis. Each Touchstone Fund's per share data, however, will be prepared on a per class basis with respect to all classes of shares of such Touchstone Fund. The information provided by the Distributor for publication in any newspaper or similar listing of the Funds' net asset values and public offering prices will separately present each class of shares.

      The Class B and Class C alternatives for the Funds are designed to permit the investor to purchase shares without the assessment of a front-end sales load, or a lower front-end sales load than Class A shares, and at the same time permit the Distributor to pay financial intermediaries selling shares of the Funds a commission on the sale of the shares. Proceeds from the distribution fee and the CDSC will be used to compensate financial intermediaries with a service fee and to defray the expenses of the Distributor with respect to providing distribution related services, including commissions paid on the sale of shares of the Funds.

      The Class B alternative for the Money Market Funds is designed to provide investors with an investment vehicle for Class B shares, and at the same time permit the Distributor to pay financial intermediaries selling shares of the Money Market Funds a commission on the sale of the shares. Proceeds from the distribution fee and the CDSC on Class B shares will be used to compensate financial intermediaries with a service fee and to defray the expenses of the Distributor with respect to providing distribution related services, including commissions paid on the sale of shares of the Money Market Funds.


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      The CDSC will not be imposed on redemptions of shares that were purchased more than a specified period, up to six years (the "CDSC Period") prior to their redemption. The CDSC will be imposed on the lesser of the aggregate net asset value of the shares being redeemed either at the time of purchase or redemption. No CDSC will be imposed on shares acquired through reinvestment of income dividends or capital gains distributions. In determining whether a CDSC is applicable, unless the shareholder otherwise specifically directs, it will be assumed that a redemption is made first of any Class B or Class C shares derived from reinvestment of distributions, second of Class B or Class C shares held for a period longer than the CDSC Period, third of any Class A shares in the shareholder's account, and fourth of Class B or Class C shares held for a period not longer than the CDSC Period.

      In addition, the Touchstone Funds will waive the CDSC on redemptions following the death or disability of a shareholder as defined in Section 72(m)(7) of the Internal Revenue Code of 1986. The Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC. In cases of death or disability, the CDSC may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with rights of survivorship if the redemption is made within one year of death or initial determination of disability. The Touchstone Funds may waive the CDSC on redemptions under other conditions, as described in the prospectus or statement of additional information.


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      Under the Multiple Class Distribution System, Class A shares of a
Touchstone Fund (including Retail shares and Institutional shares of a Money Market Fund, but excluding shares of Touchstone Variable Series Trust ("TVST")) will be exchangeable for (a) Class A shares of the other Funds, (b) shares of the Money Market Funds and (c) shares of any Touchstone Fund which offers only one class of shares (provided such Touchstone Fund does not impose a CDSC) on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the exchanged shares and sales charge payable at the time of the exchange on the acquired shares.

      Class B shares of a Touchstone Fund will be exchangeable for (a) Class B shares of the other Touchstone Funds, and (b) shares of any Touchstone Fund which offers only one class of shares and which imposes a CDSC on the basis of relative net asset value per share, but excluding shares of TVST.

      Class C shares of a Fund will be exchangeable for (a) Class C shares of the other Funds, (b) shares of the Money Market Funds and (c) shares of any Fund which offers only one class of shares and which imposes a CDSC on the basis of relative net asset value per share, but excluding shares of TVST.

      Class I shares of a Fund will be exchangeable for Class I shares of the other Funds, but excluding shares of TVST.

      Class S shares of a Money Market Fund will be exchangeable for Class S shares of the other Money Market Funds, but excluding shares of TVST.

      A Touchstone Fund will "tack" the period for which original Class B and Class C shares were held onto the holding period of the acquired shares for purposes of determining what, if any, CDSC is applicable in the event that the acquired shares are redeemed following the exchange. In the event of redemptions of shares after an exchange, an investor will be subject to the CDSC of the Fund with the longest CDSC period and/or highest CDSC schedule which may have been owned by him or her, resulting in the greatest CDSC payment. The period of time that Class B or Class C shares are held in a Money Market Fund will not count toward the CDSC holding period, unless such shares are held in Class B shares of a Money Market Fund. The Touchstone Funds will comply with Rule 11a-3 under the 1940 Act as to any exchanges.


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LEGAL ANALYSIS

      The Board of Trustees has determined to rely on Rule 18f-3 under the 1940 Act and to discontinue reliance on an Order previously received from the Securities and Exchange Commission (the "SEC") exempting the Touchstone Funds from the provisions of Sections 18(f), 18(g) and 18(i) of the 1940 Act to the extent that the issuance and sale of multiple classes of shares representing interests in the same Touchstone Fund might be deemed: (a) to result in a "senior security" within the meaning of Section 18(g); (b) prohibited by Section 18(f); and (c) to violate the equal voting provisions of Section 18(i).

      The Distributor believes that the Multiple Class Distribution System as described herein will better enable the Touchstone Funds to meet the competitive demands of today's financial services industry. Under the Multiple Class Distribution System, an investor will be able to choose the method of purchasing shares that is most beneficial given the amount of his or her purchase, the length of time the investor expects to hold his or her shares, and other relevant circumstances. The Multiple Class Distribution System permits the Touchstone Funds to facilitate both the distribution of their securities and provide investors with a broader choice as to the method of purchasing shares without assuming excessive accounting and bookkeeping costs or unnecessary investment risks.


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      The allocation of expenses and voting rights relating to the Rule 12b-1 plans in the manner described is equitable and does not discriminate against any group of shareholders. In addition, such arrangements should not give rise to any conflicts of interest because the rights and privileges of each class of shares are substantially identical.

      The Distributor believes that the Multiple Class Distribution System will not increase the speculative character of the shares of the Touchstone Funds. The Multiple Class Distribution System does not involve borrowing by the Touchstone Funds, nor will it affect the Touchstone Funds' existing assets or reserves, and does not involve a complex capital structure. Nothing in the Multiple Class Distribution System suggests that it will facilitate control by holders of any class of shares.

      The Distributor believes that the ability of the Touchstone Funds to implement the CDSC is appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act. The CDSC arrangement will provide investors the option of having their full payment invested for them at the time of their purchase of shares of the Funds with no deduction of a sales charge.

CONDITIONS OF OPERATING UNDER THE MULTIPLE CLASS DISTRIBUTION SYSTEM

      The operation of the Multiple Class Distribution System shall at all times be in accordance with Rule 18f-3 under the 1940 Act and all other applicable laws and regulations, and in addition, shall be subject to the following conditions:

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      1. Each class of shares will represent interests in the same portfolio of investments of a Touchstone Fund, and be identical in all material respects, except as set forth below. The only differences among the various classes of a Touchstone Fund will relate solely to: (a) the impact of the disproportionate Rule 12b-1 distribution plan payments allocated to each of the Class A shares, Class B shares or Class C shares, but not Class I shares of a Fund; (b) the impact of the Rule 12b-1 distribution plan payments imposed on Retail shares, Class B shares or Class S shares, but not Institutional or Class I shares of a Money Market Fund or an ETF Fund; (c) Class Expenses, which are limited to (i) transfer agency fees (including the incremental cost of monitoring a CDSC applicable to a specific class of shares), (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class, (iii) SEC and Blue Sky registration fees incurred by a class of shares, (iv) the expenses of administrative personnel and services as required to support the shareholders of a specific class, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, and (vii) accounting fees and expenses relating to a specific class of shares; (d) the fact that each class will vote separately as a class with respect to the Rule 12b-1 distribution plans or any other matter affecting only that class; (e) the different exchange privileges of the various classes of shares; (f) the different shareholder services offered among the various classes of shares; and (g) the designation of each class of shares of the Touchstone Funds. Any additional incremental expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Trustees.

      2. The Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust, have approved this Plan as being in the best interests of each class individually and each Touchstone Fund as a whole. In making this finding, the Trustees evaluated the relationship among the classes, the allocation of expenses among the classes, potential conflicts of interest among classes, and the level of services provided to each class and the cost of those services.

      3. Any material changes to this Plan, including but not limited to a change in the method of determining Class Expenses that will be applied to a class of shares, will be reviewed and approved by votes of the Board of Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust.

      4. On an ongoing basis, the Trustees of each of the Trusts, pursuant to their fiduciary responsibilities under the 1940 Act and otherwise, will monitor each Touchstone Fund for the existence of any material conflicts between the interests of the classes of shares. The Trustees, including a majority of the Trustees who are not interested persons of the Trust, shall take such action as is reasonably necessary to eliminate any such conflicts that may develop. The Distributor will be responsible for reporting any potential or existing conflicts to the Trustees. If a conflict arises, the Distributor at its own cost will remedy such conflict up to and including establishing a new registered management investment company.

      5. The Trustees of each Trust will receive quarterly and annual Statements complying with paragraph (b)(3)(ii) of Rule 12b-1, as it may be amended from time to time. In the Statements, only distribution expenditures properly attributable to the sale of a class of shares will be used to support the Rule 12b-1 fee charged to shareholders of such class of shares. Expenditures not related to the sale of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The Statements, including the allocations upon which they are based, will be subject to the review and approval of the independent Trustees in the exercise of their fiduciary duties.

      6. Dividends paid by a Touchstone Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that distribution fee payments and Class Expenses relating to each respective class of shares will be borne exclusively by that class.

      7. The Touchstone Funds have established the manner in which the net asset value of the multiple classes of shares will be determined and the manner in which dividends and distributions will be paid. Attached hereto as Exhibit A is a procedures memorandum and worksheets with respect to the methodology and procedures for calculating the net asset value and dividends and distributions of the various classes and the proper allocation of income and expenses among the classes.

      8. The Distributor represents that it has in place, and will continue to maintain adequate facilities to ensure implementation of the methodology and procedures for calculating the net asset value and dividends and distributions among the various classes of shares.

      9. If a Touchstone Fund offers separate classes of shares through separate prospectuses, each such prospectus will disclose (i) that the Touchstone Fund issues other classes, (ii) that those other classes may have different sales charges and other expenses, which may affect performance, (iii) a telephone number investors may call to obtain more information concerning the other classes available to them through their sales representative, and (iv) that investors may obtain information concerning those classes from their sales representative or the Distributor.

      10. The Distributor has adopted compliance standards as to when Class A, Class B, Class C, Class S and Class I shares may appropriately be sold to particular investors. The Distributor will require all persons selling shares of the Touchstone Funds to agree to conform to such standards.

      11. Each Touchstone Fund will briefly describe the salient features of the Multiple Class Distribution System in its prospectus and/or statement of additional information. Each Touchstone Fund will disclose in its prospectus the respective expenses, performance data, distribution arrangements, services, fees, sales loads, deferred sales loads and exchange privileges applicable to each class of shares offered through that prospectus. Each Touchstone Fund will disclose the respective expenses and performance data applicable to each class of shares in every shareholder report. The shareholder reports will contain, in the statement of assets and liabilities and statement of operations, information related to the Touchstone Fund as a whole generally and not on a per class basis. Each Touchstone Fund's per share data, however, will be prepared on a per class basis with respect to all classes of shares of such Touchstone Fund. The information provided by the Trusts for publication in any newspaper or similar listing of the Funds' net asset values and public offering prices will separately present each class of shares.

      12. The Trusts will comply with the provisions of Rule 6c-10 under the 1940 Act, IC-20916 (February 23, 1995), as such rule is currently adopted and as it may be amended.

                                                                       EXHIBIT A

                           TOUCHSTONE INVESTMENT TRUST
                           TOUCHSTONE STRATEGIC TRUST
                            TOUCHSTONE TAX-FREE TRUST
                        TOUCHSTONE VARIABLE SERIES TRUST

                              MULTIPLE-CLASS FUNDS

                             METHODOLOGY, PROCEDURES
                                       AND
                          INTERNAL ACCOUNTING CONTROLS

                                  INTRODUCTION

      Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (the "Trusts") are Massachusetts business trusts registered under the Investment Company Act of 1940 as open-end management investment companies. Touchstone Securities, Inc. (the "Distributor") serves as each Touchstone Fund's principal underwriter. The Distributor is a subsidiary of IFS Financial Services, Inc. The Trusts presently offer the following series of shares (collectively, the "Funds") representing interests in separate investment portfolios:

Touchstone Strategic Trust
--------------------------
*Growth Opportunities Fund
*Large Cap Growth Fund
*Small Cap Growth Fund
*Value Plus Fund
*Enhanced 30 Fund
*Emerging Growth Fund
*Micro Cap Growth Fund

Touchstone Tax-Free Trust
-------------------------
Ohio Insured Tax-Free Fund

Touchstone Investment Trust
---------------------------
Core Bond Fund
--------------
High Yield Bond Fund
--------------------

      * Periodic (non-daily) dividend Funds

      Each Fund may offer multiple classes of shares as more fully described in the Trusts' Rule 18f-3 Plan. The Multiple Class Distribution System would enable each Fund to offer investors the option of purchasing shares in one of four manners: (1) subject to a conventional front-end sales load and a distribution fee not to exceed .35% of average net assets (Class A shares); (2) sold without a front-end sales load and subject to a contingent deferred sales charge and a distribution and service fee of up to 1% of average net assets (Class B shares);
(3) sold either without a front-end sales load or with a front-end sales load that is smaller than the sales load on Class A shares and subject to a contingent deferred sales charge and a distribution and service fee of up to 1% of average net assets (Class C shares); or (4) sold without a front-end sales load, contingent deferred sales charge or distribution fee, but offered only through selected brokers and may be subject to fees by the participating broker and to higher initial investment requirements than other classes of shares (Class I shares). Each Fund which invests primarily in domestic debt securities intends that substantially all net investment income will be declared as a dividend either daily or monthly and paid either daily or monthly. Each Fund designated by an asterisk in the above chart declares and pays net investment income at the end of each calendar quarter or at the end of each calendar year (such Funds are referred to herein as "periodic dividend Funds"). Future series of the Trusts may declare dividends daily or periodically. The Funds and any future series of the Trusts will declare and pay substantially all net realized gains, if any, at least annually.

      The Trusts presently offer the following series of shares (collectively, the "Money Market Funds") representing interests in separate investment portfolios:

Touchstone Tax-Free Trust                      Touchstone Investment Trust
-------------------------                      ---------------------------
Ohio Tax-Free Money Market Fund                Money Market Fund
Tax-Free Money Market
Fund
                                               Touchstone Variable Series Trust
                                               --------------------------------
                                               Money Market Fund

      Each Money Market Fund may offer five classes of shares as more fully described in the Trusts' Rule 18f-3 Plan. The Multiple Class Distribution System would enable each Money Market Fund to offer investors the option of purchasing shares in one of five manners: (1) subject to a distribution fee not to exceed ..35% of average net assets (Retail shares); (2) subject to no distribution fee with a higher minimum initial investment requirement (Institutional shares); (3) subject to no distribution fee and not eligible to receive certain services provided by broker-dealers (Class I shares); (4) subject to a distribution fee not to exceed 1% of average net assets and a CDSC (Class B shares); or (5) subject to a distribution fee not to exceed 1% of average net assets (Class S shares) . Each of the Money Market Funds intends that substantially all net investment income will be declared as a dividend daily and paid monthly.

      The Touchstone Variable Series Trust presently offers the following series of shares (collectively, the ""ETF Funds") representing interests in separate investment portfolios:

Touchstone Variable Series Trust
--------------------------------
*Conservative ETF Fund
*Moderate ETF Fund
*Aggressive ETF Fund
*Enhanced ETF Fund

      * Periodic (non-daily) dividend Funds

      Each ETF Fund may offer two classes of shares as more fully described in the Trusts' Rule 18f-3 Plan. The Multiple Class Distribution System would enable each ETF Fund to offer investors the option of purchasing shares in one of two manners: (1) subject to a distribution fee not to exceed .35% of average net assets (Service shares) and (2) subject to no distribution fee and not eligible to receive certain services provided by broker-dealers (Class I shares). Each of the ETF Funds intends that substantially all net investment income will be declared and paid as a dividend annually.

      Pursuant to an Accounting Services Agreement, Integrated Fund Services, Inc. maintains the accounting records and performs the daily calculations of net asset value for each Touchstone Fund. Thus the procedures and internal accounting controls for the Touchstone Funds include the participation of Integrated Fund Services, Inc. (the "Accounting Agent").

      The internal accounting control environment of the Accounting Agent provides for minimal risk of error. This has been accomplished through the use of competent and well-trained employees, adequate facilities and established internal accounting control procedures.

      Additional procedures and internal accounting controls have been designed for the multiple class funds. These procedures and internal accounting controls have been reviewed by management of the Trusts to ensure that the risks associated with multiple-class funds are adequately addressed.

      The specific internal accounting control objectives and the related methodology, procedures and internal accounting controls to achieve these stated objectives are outlined below.

                      METHODOLOGY, PROCEDURES AND INTERNAL
                  ACCOUNTING CONTROLS FOR MULTIPLE CLASS FUNDS

      The three internal accounting control objectives to be achieved are:

      (1) The daily net asset value for all classes of shares of each Touchstone Fund is accurately calculated.

      (2) Recorded expenses of a Touchstone Fund are properly allocated between each class of shares.

      (3) Dividend distributions are accurately calculated for each class of shares.

1.    Control Objective

      The daily net asset value for all classes of shares of each Touchstone Fund is accurately calculated.

      Methodology, Procedures and Internal Accounting Controls

      a. Securities of the Funds will be valued daily at their current market value by a reputable pricing source. Security positions will be reconciled from the Trusts' records and to custody records and reviewed for completeness and accuracy.

      b. Securities of the Money Market Funds will be valued daily on an amortized cost basis in accordance with written procedures adopted pursuant to Rule 2a-7 of the 1940 Act.

      c. Prepaid and intangible assets will be amortized over their estimated useful lives. These assets will be reviewed monthly to ensure a proper presentation and amortization during the period.

      d. Investment income, realized and unrealized gains or losses will be calculated daily from the Accounting Agents' portfolio system and reconciled to the general ledger. Yields and fluctuations in security prices will be monitored on a daily basis by personnel of the Accounting Agent. Interest and dividend receivable amounts will be reconciled to holdings reports.

      e. An estimate of all expenses for each Touchstone Fund will be accrued daily. Daily expense accruals will be reviewed and revised, as required, to reflect actual payments made to vendors.

      f. Capital accounts for each class of shares will be updated based on daily share activity and reconciled to transfer agent reported outstanding shares.

      g. All balance sheet asset, liability and capital accounts will be reconciled to subsidiary records for completeness and accuracy.

      h. For each Touchstone Fund, a pricing worksheet (see attached example) will be prepared daily which calculates the net asset value of settled shares by class (for the Money Market Funds and the other daily dividend funds) or net asset value of outstanding shares (for periodic dividend funds) and the percentage of net asset value of such class to the total of all classes of shares. Investment income and joint expenses will be allocated by class of shares according to such percentages. Realized and unrealized gains will be allocated by class of shares according to such percentages.

      i. Prior day net assets by class will be rolled forward to current day net assets by class of shares by adjusting for current day income, expense and distribution activity. (There may or may not be distribution activity in the periodic dividend funds.) Net assets by class of shares will then be divided by the number of outstanding shares for each class to obtain the net asset value per share. Net asset values will be reviewed and approved by supervisors.

      j. Net asset values per share of the different classes of shares for daily dividend funds should be identical except with respect to possible differences attributable to rounding. Differences, if any, will be investigated by the accounting supervisor.

      k. Net asset values per share of the different classes of shares for the periodic dividend funds may be different as a result of accumulated income between distribution dates and the effect of class specific expenses. Other differences, if any, will be investigated by the accounting supervisor.

2.    Control Objective

      Recorded expenses of a Touchstone Fund are properly allocated between each class of shares.

      Methodology, Procedures and Internal Accounting Controls

      a. Expenses will be classified as being either joint or class specific on the pricing worksheet.

      b. Certain expenses will be attributable to more than one Touchstone Fund. Such expenses will be first allocated among the Touchstone Funds, based on the aggregate net assets of such Touchstone Funds, and then borne on such basis by each Touchstone Fund and without regard to class. These expenses could include, for example, Trustees' fees and expenses, unallocated audit and legal fees, insurance premiums, expenses relating to shareholder reports and printing expenses. Expenses that are attributable to a particular Touchstone Fund but not to a particular class thereof will be borne by each class on the basis of the net assets of such class in relation to the aggregate net assets of the Touchstone Fund. These expenses could include, for example, advisory fees and custodian fees, and fees related to the preparation of separate documents for current shareholders of a particular Touchstone Fund.

      c. Class specific expenses are those identifiable with each individual class of shares. These expenses include 12b-1 distribution fees; transfer agent fees as identified by the Accounting Agent as being attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a particular class; SEC and Blue Sky registration fees; the expenses of administrative personnel and services required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; Trustees' fees incurred as a result of issues relating to one class of shares; and accounting fees and expenses relating to a specific class of shares.

      d. Joint expenses will be allocated daily to each class of shares based on the percentage of the net asset value of shares of such class to the total of the net asset value of shares of all classes of shares. Class specific expenses will be charged to the specific class of shares. Both joint expenses and class specific expenses are compared against expense projections.

      e. The total of joint and class specific expense limits will be reviewed to ensure that voluntary or contractual expense limits are not exceeded. Amounts will be adjusted to ensure that any limits are not exceeded. Expense waivers and reimbursements will be calculated and allocated to each class of shares based upon the pro rata percentage of the net assets of a Touchstone Fund as of the end of the prior day, adjusted for the previous day's share activity.

      f. Each Fund and class will accrue distribution expenses at a rate (but not in excess of the applicable maximum percentage rate), which will be reviewed by the Board of Trustees on a quarterly basis. Such distribution expenses will be calculated at an annual rate not to exceed .25% (except that such amount is .35% for the series of Touchstone Investment Trust) of the average daily net assets of a Fund's Class A shares (including Retail/Service shares of a Money Market Fund) and not to exceed 1% of the average daily net assets of a Touchstone Fund's Class B shares, Class C shares and Class S shares. Under the distribution plans, payments will be made only for expenses incurred in providing distribution related services. Unreimbursed distribution expenses of the Distributor will be determined daily and the Distributor shall not be entitled to reimbursement for any amount with respect to any day in which there are no unreimbursed distribution expenses.

      g. Expense accruals for both joint and class specific expenses are reviewed each month. Based upon these reviews, adjustments to expense accruals or expense projections are made as needed.

      h. Expense ratios and yields for each class of shares will be reviewed daily to ensure that differences in yield relate solely to acceptable expense differentials.

      i. Any change to the classification of expenses as joint or class specific is reviewed and approved by the Board of Trustees.

      j. The Accounting Agent will perform detailed expense analyses to ensure that expenses are properly charged to each Touchstone Fund and to each class of shares. Any expense adjustments required as a result of this process will be made.

3.    Control Objective

      Dividend distributions are accurately calculated for each class of shares.

      Methodology, Procedures and Internal Accounting Controls

      a. The Money Market Funds and the other daily dividend Funds declare substantially all net investment income daily.

      b. The periodic dividend Funds declare substantially all net investment income periodically.

      c. Investment income, including amortization of discount and premium, where applicable, is recorded by each Touchstone Fund and is allocated to each class of shares based upon its pro rata percentage of the net assets of the Touchstone Fund as of the end of the prior day, adjusted for the previous day's share activity.

      d. For Money Market Funds and the other daily dividend Funds, distributable income is calculated for each class of shares on the pricing worksheet from which daily dividends and distributions are calculated. The dividend rates are calculated on a settlement date basis for class shares outstanding.

      e. Each non-daily dividend Fund will determine the amount of accumulated income available for all classes after deduction of allocated expenses but before consideration of any class specific expenses. This amount will be divided by total outstanding shares for all classes combined to arrive at a gross dividend rate for all shares. From this gross rate, a class specific amount per share for each class (representing the unique and incrementally higher, if any, expenses accrued during the period to that class divided by the shares outstanding for that class) is subtracted. The result is the actual per share rate available for each class in determining amounts to distribute.

      f. Realized capital gains, if any, are allocated daily to each class based upon its relative percentage of the total net assets of the Touchstone Fund as of the end of the prior day, adjusted for the previous day's share activity.

      g. Capital gains are distributed at least once every twelve months with respect to each class of shares.

      h. The capital gains distribution rate will be determined on the ex-date by dividing the total realized gains of the Touchstone Fund to be declared as a distribution by the total outstanding shares of the Touchstone Fund as of the record date.

      i. Capital gains dividends per share should be identical for each class of shares within a Touchstone Fund. Differences, if any, will be investigated and resolved.

      j. Distributions are reviewed annually by the Accounting Agents at fiscal year end and as required for excise tax purposes during the fiscal year to ensure compliance with IRS regulations and accuracy of calculations.

There are several pervasive procedures and internal accounting controls that impact all three of the previously mentioned objectives.

      a. The Accounting Agent's supervisory personnel will be involved on a daily basis to ensure that the methodology and procedures for calculating the net asset value and dividend distribution for each class of shares is followed and a proper allocation of expenses among each class of shares is performed.

      b. The Accounting Agent's fund accountants will receive overall supervision. Their work with regard to multiple class calculations will be reviewed and approved by supervisors.

      c. The Accounting Agent's pricing worksheets will be clerically checked and verified against corresponding computer system generated reports.

Sample Multiple Class Worksheet
Allocation Methodology - Value of Shares Outstanding (periodic dividend Funds) Value of Settled Shares Outstanding (daily dividend Funds)

Fund ______________________________

Date ______________________________

                                                  Total
                                                   (T)     (A)     (B)     (C)     (S)     (I)

1     Prior day NAV per share (unrounded)

      Allocation Percentages

Complete for all Funds:
2     Shares O/S - prior day                      _____   _____   _____   _____   _____   _____
3     Prior day shares activity                   _____   _____   _____   _____   _____   _____
4     Adjusted shares O/S [2 + 3]                 _____   _____   _____   _____   _____   _____
5     Adjusted net assets [4 x 1]                 _____   _____   _____   _____   _____   _____
6     % Assets by class                           _____   _____   _____   _____   _____   _____

For daily dividend funds complete Rows 7 - 11
For periodic (non daily) dividend funds insert
  same # from Rows 2 - 6
7     Settled shares prior day                    _____   _____   _____   _____   _____   _____
8     Prior day settled shares activity           _____   _____   _____   _____   _____   _____
9     Adjusted settled shares O/S [7 & 8]         _____   _____   _____   _____   _____   _____
10    Adjusted settled assets [9 x 1]             _____   _____   _____   _____   _____   _____
11    % Assets by class                           _____   _____   _____   _____   _____   _____

      Income and Expenses
12    Daily income *                              _____   _____   _____   _____   _____   _____
Expenses:
13    Management Fee*                             _____   _____   _____   _____   _____   _____
14    12-1 Fee                                    _____   _____   _____   _____   _____   None
15    Other Joint Expenses*                       _____   _____   _____   _____   _____   _____
16    Direct Class Expenses                       _____   _____   _____   _____   _____   _____
17    Daily expenses [13+14+15+16]                _____   _____   _____   _____   _____   _____
18    Daily Net Income [12 - 17]                  _____   _____   _____   _____   _____   _____
19    Dividend Rate (Daily Dividend Funds Only)
        [18/9]                                    _____   _____   _____   _____   _____   _____

      Capital
20    Income distribution                         _____   _____   _____   _____   _____   _____
21    Undistributed Net Income [18 - 20]          _____   _____   _____   _____   _____   _____
22    Capital share activity                      _____   _____   _____   _____   _____   _____
23    Realized Gains/Losses:
24      Short-Term**                              _____   _____   _____   _____   _____   _____
25      Long-Term**                               _____   _____   _____   _____   _____   _____
26    Capital gain distribution                   _____   _____   _____   _____   _____   _____
27    Unrealized appreciation/depreciation**      _____   _____   _____   _____   _____   _____
28    Daily net asset change
        [21 + 22 + 24 + 25 + 26 + 27]             _____   _____   _____   _____   _____   _____

Sample Multiple Class Worksheet
Allocation Methodology - Value of Shares Outstanding (periodic dividend Funds) Value of Settled Shares Outstanding (daily dividend Funds)

Fund ______________________________

Date ______________________________

                                                  Total
                                                   (T)     (A)     (B)     (C)     (S)     (I)

      NAV Proof
29    Prior day net assets                        _____   _____   _____   _____   _____   _____
30    Current day net assets [28 + 29]            _____   _____   _____   _____   _____   _____
31    NAV per share [30 / 4]                      _____   _____   _____   _____   _____   _____
32    Sales Load as a percent of offering price           _____
33    Offering Price [31 / (100% - 32)]                   _____

* -   Allocated based on Line 11 percentages.
** -  Allocated based on Line 6 percentages.

                             MULTIPLE CLASS PRICING
                         FINANCIAL STATEMENT DISCLOSURE

STATEMENT OF ASSETS AND LIABILITIES

o Assets and liabilities will be disclosed in accordance with standard reporting format.

o     The following will be disclosed for each class:

      NET ASSETS FOR FUNDS:

      Class A Shares
            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net Unrealized appreciation (depreciation) on investments - net

      Net Assets - equivalent to $__ per share based on __ shares outstanding.

      Class B Shares
            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net Unrealized appreciation (depreciation) on investments - net

      Net Assets - equivalent to $__ per share based on __ shares outstanding.

      Class C Shares
            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net Unrealized appreciation (depreciation) on investments - net

      Net Assets - equivalent to $__ per share based on __ shares outstanding.

      Class I Shares
            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net Unrealized appreciation (depreciation) on investments - net

      Net Assets - equivalent to $__ per share based on __ shares outstanding.

                       NET ASSETS FOR MONEY MARKET FUNDS:

      Retail Shares

            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net

      Net Assets - equivalent to $1.00 per share based on __ shares outstanding.

      Institutional Shares

            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net

      Net Assets - equivalent to $1.00 per share based on __ shares outstanding.

      Class I Shares

            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net

      Net Assets - equivalent to $1.00 per share based on __ shares outstanding.

      Class B Shares

            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net

      Net Assets - equivalent to $1.00 per share based on __ shares outstanding.

      Class S Shares

            Paid-in capital
            Undistributed net investment income
            Undistributed realized gain (loss) on investments - net

      Net Assets - equivalent to $1.00 per share based on __ shares outstanding.

STATEMENT OF OPERATIONS

      o Standard reporting format, except that class specific expenses will be disclosed for each class.

STATEMENT OF CHANGES IN NET ASSETS

      o     Show components by each class of shares and in total as follows:

                                       Current Year
-------------------------------------------------------------------------------------------------
Total     Class A     Class B     Class C      Retail       Institutional    Class S      Class I
------    -------     -------     --------     ------       -------------  ---------      -------

                                        Prior Year
-------------------------------------------------------------------------------------------------
Total     Class A     Class B     Class C      Retail       Institutional    Class S      Class I
------    -------     -------     --------     ------       -------------   --------      -------

SELECTED SHARE DATA AND RATIOS

      o     Show components by each class as follows:

                                       Current Year
-------------------------------------------------------------------------------------------------
Total     Class A     Class B     Class C      Retail       Institutional    Class S      Class I
------    -------     -------     --------     ------       -------------  ---------      -------

                                        Prior Year
-------------------------------------------------------------------------------------------------
Total     Class A     Class B     Class C      Retail       Institutional    Class S      Class I
------    -------     -------     --------     ------       -------------   --------      -------

NOTES TO FINANCIAL STATEMENTS

      o Note on share transactions will include information on each class of shares for two years

      o Notes will include additional disclosure regarding allocation of expenses between classes.

      o Notes will describe the distribution arrangements, incorporating disclosure on any classes' 12b-1 fee arrangements.


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